Exhibit 10.6

FIRST AMENDMENT

TO THE SECOND SUPPLEMENT TO THE MASTER LOAN AGREEMENT

(REVOLVING LINE OF CREDIT LOAN)

This FIRST AMENDMENT TO THE SECOND SUPPLEMENT TO THE MASTER LOAN AGREEMENT (REVOLVING LINE OF CREDIT LOAN) (this “Amendment”) is made to be effective as of March 7, 2011, by and between REG NEWTON, LLC, an Iowa limited liability company (the “Borrower”) and AGSTAR FINANCIAL SERVICES, PCA, a United States instrumentality (the “Lender”).

RECITALS

A. The Borrower and the Lender previously entered into that certain Second Supplement to the Master Loan Agreement (Revolving Line of Credit Loan), dated March 8, 2010 (the “Second Supplement”) and that certain Master Loan Agreement dated March 8, 2010, and related supplements as amended, modified or restated from time to time (together with the Second Supplement, the “Loan Agreement”) under which the Lender agreed to extend certain financial accommodations to the Borrower.

B. The Borrower has requested that the Lender extend the maturity date of the Revolving Line of Credit Note to March 5, 2012. The Lender is willing to so amend the loan, in accordance with the terms and conditions of this Amendment.

C. All terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the facts set forth in the foregoing Recitals which the parties agree are true and correct, and in consideration for entering into this Amendment and the related documents to be executed concurrently with or pursuant hereto, the parties agree as follows:

1. Amendment to Defined Term. Except as amended by this Amendment, all terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. The following defined term in the Second Supplement is hereby amended and restated to read as follows:

“Revolving Line of Credit Loan Maturity Date” shall mean March 5, 2012.

2. Effect on Loan Agreement. Except as expressly amended by this Amendment, all of the terms of the Loan Agreement shall be unaffected by this Amendment and shall remain in full force and effect. Nothing contained in this Amendment shall be deemed to constitute a waiver of any default, Event of Default, right or remedy of the Lender, or to affect, modify, or otherwise impair any of the rights of Lender as provided in the Loan Agreement.

3. Representations and Warranties of Borrower. Borrower hereby agrees with, reaffirms, and acknowledges:

a. the representations and warranties in the Loan Agreement, the Loan Documents and the Related Documents. Furthermore, Borrower represents that the representations and warranties contained in the Loan Agreement, the Loan Documents and the Related Documents continue to be true and correct and in full force and effect.

b. that Borrower has the power and authority to execute, deliver, and perform this Amendment and each other document required under this Amendment and that all documents contemplated herein when executed and delivered to Lender will constitute the valid, binding and legally enforceable obligations of Borrower in accordance with their respective terms and conditions, except as enforceability may be limited by any applicable bankruptcy or insolvency laws.

4. Conditions Precedent to Effectiveness and Continuing Effectiveness of this Amendment. The obligations of the Lender hereunder are subject to the conditions precedent that Lender shall have received the following, in form and substance satisfactory to the Lender:

a. this Amendment duly executed by Borrower and the Lender;

b. on or before March 7, 2011, an Allonge to the Revolving Line of Credit Note duly executed by the Borrower and the Lender;

c. written consents to this Amendment from Jasper County, Iowa, REG Marketing & Logistics Group, LLC, REG Services Group, LLC, Renewable energy Group, Inc. in form and substance substantially similar to Exhibit A to this Amendment

d. all other documents, instruments, or agreements required to be delivered to Lender under the Loan Agreement and not previously delivered to Lender; and

e. payment for all cost and expenses (including attorney’s fees) of Lender associated with the documentation, execution and delivery of this Amendment.

5. Counterparts. It is understood and agreed that this Amendment may be executed in several counterparts, each of which shall, for all purposes, be deemed an original, and all of such counterparts, taken together, shall constitute one and the same agreement, even though all of the parties hereto may not have executed the same counterpart of this Amendment.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

SIGNATURE PAGE TO

FIRST AMENDMENT

TO THE SECOND SUPPLEMENT

TO THE MASTER LOAN AGREEMENT

(REVOLVING LINE OF CREDIT LOAN)

BY AND BETWEEN

REG NEWTON, LLC

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED: MARCH 7, 2011

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

BORROWER:

REG NEWTON, LLC, an Iowa limited liability company

/s/ Daniel J. Oh
By: Daniel J. Oh
Its: President

LENDER:

AGSTAR FINANCIAL SERVICES, PCA, a United States corporation

/s/ Mark Schmidt
By: Mark Schmidt
Its: Vice President

Exhibit A

CONSENT AND REAFFIRMATION OF JASPER COUNTY

The undersigned hereby:

(a) consent to the modifications set forth in that certain (i) First Amendment to the Second Supplement to the Master Loan Agreement (Revolving Line of Credit Loan) dated March 7, 2011, by and between REG Newton, LLC and AgStar Financial Services, PCA (the “Lender”), and (ii) First Allonge (to the Revolving Line of Credit Note dated March 8, 2010) dated March 7, 2011; and

(b) reaffirms that the subordination agreement of the undersigned as set forth in that certain Subordination Agreement dated March 8, 2010, by and between Jasper County, Iowa and the Lender, is and shall remain in full force and effect.

Dated to be effective as of March 7, 2011.

JASPER COUNTY, IOWA, a political subdivision created and existing under the laws of the State of Iowa

By:
Its: